Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED

Execution Copy	Contract #203908-1

AMENDMENT #1 TO THE CONTEXTUAL SEARCH AGREEMENT

This Amendment #1 to the Contextual Search Agreement (the “Agreement”) entered into by and between Overture Services, Inc., a Delaware corporation (“Overture”) and Claria Corporation (formerly known as The Gator Corporation) (“Claria”) effective as of September 12, 2003, is made and entered into effective as of December 17, 2003 (the “Amendment Effective Date”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties hereby agree to the below terms and conditions and hereby amend the Agreement as follows:

1. All instances of Gator are hereby amended and replaced to read Claria.

2. Section 3.2 of the Agreement is amended by adding the following words at the end of the first sentence: “per country.”

3. Section 5.1(b) of the Agreement is amended by adding the following sentences at the end of the paragraph:

“Moreover, for Behavioral Queries identified by Claria as likely having been generated from Users located in the countries listed in Exhibits 1 and 2, Claria shall display a Results Page containing Overture Results provided by the Overture authorized country specific Results feed.

4. Section 5.7 of the Agreement is amended by adding the following words at the beginning of the sentence: “Unless such Users are in a country listed on Exhibit 1 or on Exhibit 2 (on a test basis only) to Amendment #1.”

5. The following Sections shall not apply to Behavioral Queries identified by Claria as likely having been generated from Users located in the countries listed in Exhibits 1 and 2: 6.1, 6.2(a), and 6.3.

6. Section 6.2(b) of the Agreement is amended by adding the following sentence prior to the last sentence in the paragraph:

“Overture may also [***] of an [***] if Overture [***] as to the Conversion Rate, provided that, for purposes of this Overture right, such [***] is exclusively used for Behavior Queries identified by Claria as likely having been generated from Users located in the countries listed in Exhibit 1.”

7. A new Section 6.1(a) is hereby added stating the following:

“(a) International Trial Period. For Categories exclusively used for Behavioral Queries identified by Claria as likely having been generated from Users located in the countries listed in Exhibits 1 and 2, upon Launch, Claria shall conduct a trial of each Proposed Category in each country by displaying Results Pages for each such Proposed Category to no more than the Trial Percentage of the Users for thirty (30) days (the “International Trial Period”). Overture and Claria may mutually agree in writing to increase the percentage of Users receiving Results Pages during the International Trial Period above the Trial Percentage and/or extend the term of the International Trial Period for such country. During the International Trial Period, either party may (1) opt out of any Proposed Category by providing the

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

other party with two (2) business days written notice (written notice includes by email), or (2) request a change to the Mapped Keywords for such Proposed Category, which change shall not take effect without the written consent of both parties. Unless a party opts out of a Proposed Category pursuant to this Section 6.1(a), each Proposed Category shall be deemed an “Active Category.” Once a Category is an Active Category (i) neither party can opt-out of such Active Category, except as expressly permitted in this Agreement, (ii) neither party may change the Mapped Keywords for such Active Category, except with the written consent of the other party (which consent shall not be unreasonably withheld), (iii) Claria may not consolidate Active Categories or eliminate an Active Category; and (iv) Results Pages for such Active Category shall be displayed to all Users in accordance with the terms and conditions of this Agreement.”

8. A new Section 6.1(b) is hereby added stating the following:

“(b) Test Countries. Notwithstanding anything to the contrary in Section 6.1(a), International Trial Period, the countries listed on Exhibit 2 to this Amendment #1, and any other countries as mutually agreed between the parties (agreement by email is acceptable), shall be considered test countries for forty-five (45) days following the Launch of the first Proposed Category in such country and either Party may (1) terminate any Proposed or Active Category in such test country or (2) opt out of such test country, on twenty-four hours notice (notice by email is acceptable). For the avoidance of doubt, upon the expiration of the aforementioned forty-five day period, such country shall cease to be considered a test country and termination of any Proposed or Active Category shall only be permitted as otherwise set forth in this Agreement.”

9. Section 7.1(b) is amended by deleting the paragraph in its entirety and replacing it with the following:

“Notwithstanding anything to the contrary in this Section 7.1 or elsewhere in this Agreement, if the Claria PPC for all Active Categories in any given calendar month declines in a country, for any reason, below [***] percent ([***]%) of the Pre-Decline PPC for such country, then Claria shall provide Overture with a Claria PPC Decline Notice. If such decline continues through the next [***],[***] shall have the right at the end of such calendar month to terminate this Agreement in such country upon [***] prior written notice.”

10. Section 7.2 of the Agreement is amended by deleting the paragraph in its entirety and replacing it with the following:

“If, in any calendar month, Claria delivers less than [***] percent ([***]%) of the Behavioral Queries for Active Categories (a “Volume Decline”) that Claria sent to Overture in the highest volume calendar month during the previous [***] period (“the Measurement Month”) for any country, Overture shall provide written notice to Claria of such Volume Decline for such country. Upon receipt of notice of a Volume Decline for a specific country, Claria shall either (i) cure within [***] ([***])[***] by raising the number of Behavioral Queries for Active Categories in such country to at least [***] percent ([***]%) of the number of Behavioral Queries for Active Categories during the Measurement Month for such country, or (ii) provide documentation substantiating that the Volume Decline in such country was the result of (a) a decline in the aggregate number of Web pages being viewed by Users, (b) seasonality, (c) mutually agreed Active Category changes, or (d) Active Category changes resulting from Overture’s [***] pursuant to Section 8.1 below . If Claria is unable to cure a Volume Decline in a specific country not due to one of the reasons listed in 7.2(ii) above

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

within [***], Overture shall have the right to terminate this Agreement for such country on [***] prior written notice. Notwithstanding the foregoing, if in any month Claria delivers less than [***] percent ([***]        %) of the average number of Behavioral Queries for Active Categories that Claria sent to Overture over the prior [***] period in any country (excluding declines caused by mutually agreed Active Category changes, or Active Category changes resulting from Overture’s [***] pursuant to Section 8.1 below), then Overture shall have the right to terminate this Agreement for such country on [***] prior written notice if Claria is unable to cure such volume decline in such country within [***]. At Overture’s sole cost and expense, Overture may appoint an independent auditor solely to verify the documentation provided by Claria under Section 7.2(ii) above.”

11. Section 8.4, Additional Termination Rights, is hereby deleted and replaced in its entirety with the following:

“Additional Termination Rights. On a country by country basis, if a court of competent jurisdiction enters a final, binding judgment that prevents either party from carrying out its respective obligations under this Agreement as to such country, this Agreement shall terminate only as to the parties’ obligations applicable to Behavioral Queries generated from Users located in such country and the delivery and display of Results to the same. If (i) at [***] are [***] in any one country asserting [***] in a [***] ([***]) and the [***] determines in [***] that [***] materially impair its business; or (ii) a court of competent jurisdiction enters a final judgment against [***] that [***] determines in [***] materially impairs the value of this Agreement, then either party may terminate this Agreement as to the parties’ obligations applicable to Behavioral Queries generated from Users located in such country and the display and delivery of Results to the same. Each party shall provide the other party with prompt written notice [***] under this Section 8.4. Neither the provision of notice under the preceding sentence, nor the failure to provide such notice, shall prejudice a party’s right to seek indemnification under Section 6 of the Terms and Conditions (Indemnification).”

12. Section 3.2 (g) of the Terms and Conditions of the Agreement is hereby amended by adding the following words at the end of the phrase: “unless the top level domain corresponds with a country listed on Exhibit 1 or on Exhibit 2 (on a test basis only) to Amendment #1.”

In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment #1, the terms and conditions of this Amendment #1 will control. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement.

Except as provided above, the terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to the Agreement to be executed by their duly authorized representatives on the date(s) set forth below.

Claria Corporation:		Overture Services, Inc.:

Signature:	/s/ Scott VanDeVelde	Signature:	/s/ William Demas

Name:	Scott VanDeVelde	Name:	William Demas
Title:	SVP, Sales	Title:	SVP & GM, PBSG
Date:	12/19/03	Date:	1/16/04

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1

List of Countries

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 2

List of Countries in Test Phase

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.